Exhibit 10(aa)(2)

SECOND AMENDMENT TO

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

This Second Amendment to Amended and Restated Revolving Credit Agreement (this “Amendment”) is entered into as of June 1, 2003 (the “Effective Date”) by and among (i) Richardson Electronics, Ltd., a Delaware corporation (the “US-Borrower”), (ii) Burtek Systems, Inc., a Canadian corporation, Richardson Electronics Canada, Ltd., a Canadian corporation (each a “Canada-Borrower”, and collectively, the “Canada-Borrowers”); (iii) Richardson Electronics Limited, an English limited liability company (the “UK-Borrower”); (iv) RESA, SNC, a French partnership, Richardson Electronique SNC, a French partnership, Richardson Electronics Iberica, S.A., a Spanish corporation, Richardson Electronics GmbH, a German limited liability company, Richardson Electronics Benelux B.V., a Dutch private limited liability company, (each a “Euro-Borrower” and collectively, the “Euro-Borrowers”), (v) Richardson Sweden Holding AB, a Swedish corporation (the “Krona-Borrower”) and (vi) Richardson Electronics KK, a company organized under the laws of Japan (the “Japan-Borrower”) (the US-Borrower, the Canada-Borrowers, the UK-Borrower, the Euro-Borrowers, the Krona-Borrower and the Japan-Borrower are collectively referred to as the “Borrowers”), the lenders party hereto (each, a “Lender” and collectively, the “Lenders”), Bank One, NA, London Branch as Eurocurrency Agent (the “Eurocurrency Agent”), Bank One, NA, Canada Branch as Canada Agent (the “Canada Agent”), Bank One, NA, Tokyo Branch as Japan Agent (the “Japan Agent”) and Bank One, NA, as administrative agent (in such capacity, the “Administrative Agent”) (the Eurocurrency Agent, the Canada Agent, the Japan Agent and the Administrative Agent are collectively referred to as the “Funding Agents” and each individually a “Funding Agent”).

RECITALS

WHEREAS, the Borrowers, the Lenders and the Funding Agents are parties to that certain Amended and Restated Revolving Credit Agreement dated as of November 26, 2002, as amended by that certain First Amendment to Amended and Restated Revolving Credit Agreement dated as of April 30, 2003 (as so amended, the “Existing Agreement”); and

WHEREAS, the Borrowers, the Lenders and the Funding Agents wish to amend the Existing Agreement as set forth herein (as so amended, and as amended, supplemented or modified from time to time, the “Agreement”);

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

1.            Defined Terms.  Capitalized terms used herein but not defined herein shall have the meaning ascribed thereto in the Existing Agreement, as amended hereby.

2.            Amendments to Section 1.1.

            (a)            The definitions of the following terms contained in Section 1.1 of the Existing Agreement are hereby deleted in their entirety and replaced as follows:

            ““Adjusted EBITDA” means, as at any date of determination thereof, EBITDA plus the Inventory Charge 2003 plus the Goodwill Reduction plus the Severance Charge plus SFAS 133 Charges minus SFAS 133 Gains.

            “Agreement” means this Amended and Restated Revolving Credit Agreement, as amended by that certain First Amendment to Amended and Restated Revolving Credit Agreement dated as of April 30, 2003 and that certain Second Amendment to Amended and Restated Revolving Credit Agreement dated as of June 1, 2003, and as amended, supplemented or modified from time to time.

            “Goodwill Reduction” means (i) on or before May 31, 2003, an amount equal to $22,000,000 (which represents a non-cash charge previously taken by the US-Borrower resulting from a reduction in goodwill of the US-Borrower), and (ii) after May 31, 2003, an amount equal to $0.

            “Severance Charge” means (i) on or before November 30, 2003, an amount of up to $4,000,000 as certified to the Administrative Agent by an Authorized Officer of the US-Borrower (which amount shall represent charges taken by the US-Borrower relating to employee severance packages in accordance with Agreement Accounting Principles), and (ii) after November 30, 2003, an amount equal to $0.

            “Tangible Net Worth” means, as at any date of determination thereof, the consolidated stockholders’ equity of the US-Borrower and its Subsidiaries, plus Subordinated Debt and minus the sum of the consolidated Intangible Assets of the US-Borrower and its Subsidiaries, all determined as of such date in accordance with Agreement Accounting Principles.  In computing Tangible Net Worth from June 1, 2003 through November 30, 2003, the amount of the Severance Charge shall be added back into Tangible Net Worth (but only to the extent the underlying charges relating to employee severance packages have reduced Tangible Net Worth).”

            (b)            The definitions of “Inventory Charge 2002” and “Medical Glassware Sale Charge” are hereby deleted from Section 1.1 of the Agreement.

            (c)            Section 1.1 of the Existing Agreement is hereby amended to add the following additional term:

            “Inventory Charge 2003” means (i) on or before February 29, 2004, an amount of up to $15,000,000 as certified to the Administrative Agent by an Authorized Officer of the US-Borrower (which amount shall represent a charge (largely non-cash) taken during the US-Borrower’s fiscal quarter ended May 31, 2003 resulting largely from the write down of inventory), and (ii) after February 29, 2004, an amount equal to $0.

3.            Amendment to Section 6.12.  Section 6.12 of the Existing Agreement is hereby amended by deleting its final paragraph in its entirety and replacing such paragraph as follows:

“Notwithstanding anything to the contrary in this Agreement, no Borrower or any of its Subsidiaries may lease, sell, or otherwise dispose of (or pledge or encumber) its interest in any real estate to any other Person; provided, that they may sell (A) up to a combined aggregate of ten (10) acres of real estate located at the US-Borrower’s headquarters in LaFox, Illinois at a net price of at least $30,000 per acre, without the consent of any Lender and without any corresponding reduction in the Aggregate Commitment, and (B) up to a combined aggregate of another two hundred twenty five (225) acres of real estate at the US-Borrower’s headquarters in LaFox, Illinois at a net price of at least $30,000 per acre, without the consent of any Lender but with a reduction in the Aggregate Commitment pursuant to the next sentence.  In connection with any sale pursuant to clause (B) above, and to the extent the Required Lenders consent to any other lease, sale or disposal that would have been restricted by this Section 6.12, the Aggregate Commitment shall be reduced in an amount equal to the aggregate proceeds received in such lease, sale or disposal (with the allocation of such reduction amongst the various Facilities on a pro rata basis unless otherwise determined by the Required Lenders).  The Borrowers shall deliver to the Administrative Agent copies of all documentation related to each sale of real estate made pursuant to this Section 6.12.”

4.            Amendment to Section 6.26.  Section 6.26 of the Existing Agreement is hereby deleted in its entirety and replaced as follows:

            “6.26            Tangible Net Worth. The US-Borrower and its Subsidiaries will maintain, at all times, a Tangible Net Worth greater than the sum of (i) $119,797,964.00, plus (ii) fifty-percent (50%) of the Net Income of the US-Borrower and its Subsidiaries earned in each fiscal quarter beginning with the quarter ending August 31, 2003 (without deduction for losses), plus (iii) one hundred percent (100%) of the net proceeds (gross proceeds minus (A) ordinary and necessary out of pocket costs and expenses and (B) reasonable underwriting fees and discounts incurred with respect to such gross proceeds) received by the US-Borrower or its Subsidiaries on or after June 1, 2003 from additional paid in capital, including, but not limited to, equity investments and proceeds from the issuance and sale of capital stock (including the amount of all Indebtedness which is converted into equity in the US-Borrower or its Subsidiaries).”

5.            Effectiveness.  This Amendment shall not become effective unless the Administrative Agent shall have received all of the following, all of which shall be in form and substance satisfactory to the Lender:

(a)            This Amendment, executed by the requisite signatories;

(b)            A certificate, signed by the chief financial officer of each Borrower, stating that on the Effective Date (after giving effect to this Amendment) no Default or Unmatured Default has occurred and is continuing; and

(c)            Such other documents, instruments, approvals (and, if requested by the Administrative Agent, certified duplicates of executed copies thereof) or opinions as the Administrative Agent may reasonably request.

6.            Representations and Warranties.  Each Borrower represents and warrants to the Lenders and Funding Agents (which representations and warranties shall become part of the representations and warranties made by such Borrower under the Existing Agreement) that:

(a)            The execution, delivery and performance of this Amendment has been duly authorized by all necessary action and will not require any consent or approval of any person or entity, violate in any material respect any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which such Borrower is a party or by which it or its properties may be bound or affected;

(b)             No consent, approval or authorization of or declaration or filing with any governmental authority or any non-governmental person or entity, including without limitation, any creditor or partner of any Borrower is required on the part of such Borrower in connection with the execution, delivery and performance of this Amendment or the transactions contemplated hereby and the execution, delivery and performance of this Amendment will not violate the terms of any contract or agreement to which such Borrower is a party;

(c)             The Existing Agreement, as amended pursuant to this Amendment, is the legal, valid and binding obligation of each Borrower, enforceable against it in accordance with the terms thereof;

(d)             After giving effect to the Amendment contained herein and effective pursuant hereto, the representations and warranties contained in Article 5 of the Existing Agreement are true and correct on and as of the Effective Date hereof in the same force and effect as if made on and as of such Effective Date;

(e)             The most recent financial statements of each Borrower delivered to the Lender are complete and accurate in all material respects and present fairly the financial condition of such Borrowers as of such date in accordance with generally accepted accounting principles.  There has been no adverse material change in the condition of the business, properties, operations or condition, financial or otherwise, of any Borrower since the date of such financial statements.  There are no material liabilities of any Borrower, fixed or contingent, which are material but not reflected on such financial statements or in the notes thereto; and

(f)             After giving effect to this Amendment no Default or Event of Default has occurred or exists under the Existing Agreement as of the Effective Date hereof.

7.             Acknowledgement and Reaffirmation.  Each Borrower hereby ratifies and affirms all of the obligations and undertakings contained in the Existing Agreement and except as amended hereby, the Existing Agreement remains in full force and effect in accordance with its terms.  Each Borrower hereby acknowledges, agrees and affirms that each document and instrument securing or supporting the obligations and indebtedness owing to the Lenders and Funding Agents prior to the date of this Amendment remains in full force and effect in accordance with its terms, and that such security and support remains in full force effect as to all obligations under the Existing Agreement, as amended hereby.

8.             Expenses.  The Borrowers jointly and severally agree to pay and save the Lenders and Funding Agents harmless from liability for the payment of all costs and expenses arising in connection with this Amendment, including the reasonable fees and expenses of Baker & McKenzie, counsel to certain of the Lenders, in connection with the preparation and review of this Amendment and any related documents.

9.            Amendment Fee.   Each US Lender shall receive an amendment fee of $10,000 from the Borrowers in connection with this Amendment (the “Amendment Fee”).  Upon the effectiveness of this Amendment, the Administrative Agent is hereby expressly authorized by all parties hereto to withdraw $40,000 from any account of any Borrower held at the Administrative Agent to pay the Amendment Fee to the US Lenders.

10.             Governing Law.  This Amendment shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Illinois.

11.             Counterparts; Facsimile. This Amendment may be executed in one or more counterparts, each of which together shall constitute the same agreement.  One or more counterparts of this Amendment may be delivered by facsimile, with the intention that such delivery shall have the same effect as delivery of an original counterpart thereof.

[The remainder of this page has been left blank intentionally]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

Borrowers:

RICHARDSON ELECTRONICS, LTD.

By:

Title:

BURTEK SYSTEMS, INC.

By:

Title:

RICHARDSON ELECTRONICS CANADA, LTD.

By:

Title:

RICHARDSON ELECTRONICS LIMITED

By:

Title:

RESA, SNC

By:

Title:

RICHARDSON ELECTRONIQUE SNC

By:

Title:

RICHARDSON ELECTRONICS IBERICA, S.A.

By:

Title:

RICHARDSON ELECTRONICS GMBH

By:

Title:

RICHARDSON ELECTRONICS BENELUX B.V.

By:

Title:

RICHARDSON SWEDEN HOLDING AB

By:

Title:

RICHARDSON ELECTRONICS KK

By:

Title:

                                       FUNDING AGENTS:

                        BANK ONE, NA

By:

Title:

                           BANK ONE, NA, London Branch

By:

Title:

                                    BANK ONE, NA, Canada Branch

By:

Title:

                           BANK ONE, NA, through its Tokyo Branch

By:

Title:

Lenders:

                        HARRIS TRUST AND SAVINGS BANK

By:

Title:

                                                             BANK OF MONTREAL

By:

Title:

                                                            NATIONAL CITY BANK, Canada Branch

By:

Title:

                        NATIONAL CITY BANK

By:

Title:

                               LASALLE BANK NATIONAL ASSOCIATION

By:

Title:

                                                            LASALLE BUSINESS CREDIT, a division

of ABN AMRO Bank N.V., Canada Branch

By:

Title:

                           BANK ONE, NA, London Branch

By:

Title:

                                                            BANK ONE, NA, Canada Branch

By:

Title:

                                                            BANK ONE, NA, through its Tokyo Branch

By:

Title:

                                       BANK ONE, NA

By:

Title:

                                       BANK ONE EUROPE LTD.

By:

Title: